UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2008

                          PERF-GO GREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      333-141054                20-3079717
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
   of Incorporation)                  Number)             Identification Number)

                                645 Fifth Avenue
                            New York, New York 10022
               (Address of principal executive offices) (zip code)

                                 (212) 848-0253
              (Registrant's telephone number, including area code)

                          Perf-Go Green Holdings, Inc.
                           7425 Brighton Village Drive
                        Chapel Hill, North Carolina 27515
          (Former name or former address, if changed since last report)

                                   Copies to:
                              Adam P. Silvers, Esq.
                         Ruskin Moscou Faltischek, P.C.
                               1425 RexCorp Plaza
                            Uniondale, New York 11556
                              Phone: (516) 663-6600
                               Fax: (516) 663-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01  Financial Statements & Exhibits


                                EXPLANATORY NOTE


     Perf-Go Green Holdings, Inc. is filing this Amendment No. 1 to the Current Report on Form 8-K/A ("Amendment No.1") to amend our Current Report on Form 8-K originally filed on May 16, 2008.

     We are filing this Amendment No.1 to restate the Company's financial statements as of March 31, 2008 included therein. In the original issuance of the financial statements as of March 31, 2008 and for the period from November 15, 2007 (inception) to March 31, 2008, the Company did not assign a fair value to the warrants issued in connection with the convertible notes and warrants sold by Perf-Go Green, Inc. in January and February 2008. Generally accepted accounting principles requires that a fair value be assigned to those warrants and that such amount be recorded as debt discount and amortized over the life of the related debt. Because the notes were converted to equity shortly after issuance, generally accepted accounting principles require that the remaining debt discount be charged to operations. The Company has determined that the fair value of those warrants was approximately $669,000. Accordingly, the prior financial statements have been restated as follows:

Balance sheet as of March 31, 2008:
----------------------------------
                                     Originally
                                      reported          Restatement         As restated
                                   ---------------    ----------------    -----------------
   Additional paid in capital         $  804,028           $ 669,300          $ 1,473,328
   Deficit accumulated during
   the development stage              $ (755,715)          $(669,300)         $(1,425,015)
   Total stockholders equity          $   50,345           $       0          $  50,345


Statement of Operations for the period from
November 15, 2007 (inception) to March 31, 2008:
-----------------------------------------------
                                     Originally
                                      reported          Restatement         As restated
                                   ---------------    ----------------    -----------------
   Other expense, net                 $ (128,690)          $(669,300)         $  (797,990)
   Net loss                           $ (755,715)          $(669,300)         $(1,425,015)
   Net loss per share                 $    (0.04)          $   (0.04)         $     (0.08)


Statement  of Cash Flows for the Period from
November 15, 2007 (inception) to March 31, 2008:
-----------------------------------------------
                                    Originally          Restatement
                                     reported            adjustment          As restated
                                  ----------------    -----------------    ----------------
   Net loss                            $(755,715)           $(669,300)        $(1,425,015)
   Warrants issued as
   compensation in connection
   with convertible debt
   funding                             $  42,697            $ 669,300         $   711,997
   Net cash used in operations         $(402,370)           $       -         $  (402,370)

     Except as disclosed in this Explanatory Note, we have not updated the disclosure contained in the original Form 8-K, as filed on May 16, 2008. Accordingly, this Amendment No. 1 should be read in conjunction with our other filings made with the Securities and Exchange Commission ("SEC").

                           TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Report of Independent Registered Public Accounting Firm                    6

Financial Statements:

Balance Sheet - As of March 31, 2008                                       7

Statement of Operations - For the Period from November 15, 2007
(Inception) to March 31, 2008                                              8

Statement of Changes in Stockholders' Equity - For the Period from
November 15, 2007 (Inception) to March 31, 2008                            9

Statement of Cash Flows - For the Period from November 15, 2007
(Inception) to March 31, 2008                                              10

Notes to Financial Statements                                              11-22

                               PERF-GO GREEN, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                 MARCH 31, 2008

                                  (AS RESTATED)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders' of:
Perf-Go Green, Inc.

We have audited the accompanying balance sheet of Perf-Go Green, Inc., (a development stage company) as of March 31, 2008 and the related statements of operations, changes in stockholders' equity and cash flows for the period from November 15, 2007 (Inception) to March 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perf-Go Green, Inc. as of March 31, 2008, and the results of its operations and its cash flows for the period from November 15, 2007 (Inception) to March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Notes 2, 3, 5 and 8, the financial statements for the year ended March 31, 2008 have been restated to account for the fair value of 1,500,000 stock warrants issued to third party investors in the convertible debt offering.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss of $1,425,015 and net cash used in operations of $402,370 for the period ended March 31, 2008; and a deficit accumulated during the development stage of $1,425,015 at March 31, 2008. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Berman & Company, P.A.
--------------------------
Berman & Company, P.A.



Boca Raton, Florida
May 2, 2008, except for notes 2, 3, 5(A)(4), 5(B)(1), 5(B)(3) and 8 as to which the date is August 7, 2008


                            PERF-GO GREEN, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                               BALANCE SHEET

                                                                                March 31, 2008
                                                                            -----------------------
                                                                                (As Restated)
                                                                            -----------------------
                                                    Assets

Current Assets:
  Cash and cash equivalents                                                 $      270,185
  Prepaid expenses
                                                                                    32,615
                                                                            -----------------------
Total Current Assets                                                               302,800

Equipment, net of accumulated depreciation of $85                                    2,460
                                                                            -----------------------

Total Assets                                                                $      305,260
                                                                            =======================

                                     Liabilities and Stockholders' Equity

Current Liabilities:
  Accounts payable
                                                                            $      199,645
  Accrued expenses
                                                                                    55,270
                                                                            -----------------------
Total Current Liabilities
                                                                                   254,915
                                                                            -----------------------

Stockholders' Equity:
  Preferred stock ($.0001 par value, 10,000,000 shares authorized, none issued and outstanding)
                                                                                         -
  Common stock ($0.0001 par value, 100,000,000 shares authorized,
    20,322,767 shares issued and outstanding)
                                                                                     2,032
  Additional paid-in capital                                                     1,473,328
  Deficit accumulated during development stage                                  (1,425,015)
                                                                            -----------------------
Total Stockholders' Equity
                                                                                    50,345
                                                                            -----------------------

Total Liabilities and Stockholders' Equity                                   $     305,260
                                                                            =======================


See accompanying notes to the financial statements.

                                PERF-GO GREEN, INC.
                            (A DEVELOPMENT STAGE COMPANY)
                               STATEMENT OF OPERATIONS


                                                          For the Period from
                                                           November 15, 2007
                                                             (Inception) to
                                                             March 31, 2008
                                                       -------------------------
                                                             (As Restated)
                                                       -------------------------

Operating expenses
  General and administrative                            $             627,025
                                                       -------------------------

Total operating expenses                                              627,025
                                                       -------------------------


Loss from operations                                                 (627,025)

Other income (expense)

  Interest income                                                         391

  Interest expense                                                   (798,381)
                                                       -------------------------

Total other expense - net                                            (797,990)
                                                       -------------------------

Net loss                                                $          (1,425,015)
                                                       =========================

Net loss per share - basic and diluted                  $               (0.08)
                                                       =========================

Weighted average number of shares outstanding

  during the period - basic and diluted                            18,860,109
                                                       =========================




See accompanying notes to the financial statements.


                                         PERF-GO GREEN, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                               STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                   FOR THE PERIOD FROM NOVEMBER 15, 2007 (INCEPTION) TO MARCH 31, 2008
                                            (AS RESTATED)

                                                       Common Stock               Additional        Deficit              Total
                                                  --------------------------       Paid-in       Accumulated during    Stockholders'
                                                   Shares            Amount        Capital       Development Stage       Equity
                                                  -------------  -----------   --------------    ------------------    ------------

Contributed capital - related party                           -      $     -   $       100       $         -           $     100


Common stock issued for compensation
 - founders - ($0.0001/share)                        18,800,000        1,880             -                 -               1,880

Common stock issued in connection with
 conversion of convertible debt
  and related accrued interest ($0.50/share)          1,522,767          152       761,231                 -             761,383

Warrants issued as compensation in connection
 with convertible debt funding                                -            -       711,997                 -             711,997


Net loss from November 15, 2007 (inception
 date) to March 31, 2008                                      -            -             -        (1,425,015)         (1,425,015)
                                                  -------------  -----------   --------------    ------------------    ------------

Balance March 31, 2008, as restated                  20,322,767      $ 2,032   $ 1,473,328       $(1,425,015)          $  50,345
                                                  =============  ===========   ==============    ==================    ============




See accompanying notes to the financial statements.


                                                PERF-GO GREEN, INC.
                                           (A DEVELOPMENT STAGE COMPANY)
                                              STATEMENT OF CASH FLOWS


                                                                                              For the Period from
                                                                                               November 15, 2007
                                                                                                (Inception) to
                                                                                                March 31, 2008
                                                                                           --------------------------
                                                                                                 (As Restated)
                                                                                           --------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                                                    $            (1,425,015)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
       Amortization of debt issue costs                                                                      75,000
       Depreciation                                                                                              85
       Stock issued for compensation - founders                                                               1,880
       Warrants issued as compensation in connection with
       convertible debt funding                                                                             711,997
    Changes in operating assets and liabilities:
       (Increase) in prepaid expenses                                                                       (32,615)
       Increase in accounts payable                                                                         199,645
       Increase in accrued expenses                                                                          55,270
       Increase in accrued interest payable                                                                  11,383
                                                                                           --------------------------
         Net Cash Used In Operating Activities                                                             (402,370)
                                                                                           --------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                                                                      (2,545)
                                                                                           --------------------------
     Net Cash Used in Investing Activities                                                                   (2,545)
                                                                                           --------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributed capital - related party
                                                                                                                100
  Proceeds from sale of convertible debt                                                                    750,000
  Cash paid as direct offering costs - convertible debt funding                                             (75,000)
                                                                                           --------------------------
     Net Cash Provided By Financing Activities                                                              675,100
                                                                                           --------------------------

Net Increase in Cash and Cash Equivalents                                                                   270,185

Cash and Cash Equivalents - Beginning of Period                                                                   -
                                                                                           --------------------------

Cash and Cash Equivalents - End of Period                                                   $               270,185
                                                                                           ==========================

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
    Income Taxes                                                                            $                     -
                                                                                           ==========================
    Interest                                                                                $                75,000
                                                                                           ==========================

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock for conversion of convertible debt
and related accrued interest                                                                $               761,383
                                                                                           ==========================





See accompanying notes to the financial statements.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Note 1 Nature of Operations and Summary of Significant Accounting Policies

Nature of operations

Perf Go Green, Inc. (the "Company") is a Delaware corporation that was incorporated on November 15, 2007 as an LLC and then converted to a "C" corporation on January 7, 2008. The Company had no activity during its existence as an LLC.

The Company has been created as an environmentally friendly "green" company for the development and global marketing of eco-friendly, non-toxic, food contact compliant, biodegradable plastic products. We believe our plastic products will break down in landfill environments within twelve to twenty four months, leaving no visible or toxic residue. All of our products incorporate recycled plastic. The product is intended to be presented to mass retailers in the United States and Canada and it is the Company's intention to market the products worldwide.

Development stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include debt financing, product design and the development of mass-market product distribution networks for the eventual distribution of the products. There have been no sales since our Inception.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in 2008 included the valuation of stock issued for compensation and services, stock issued to convert outstanding debt and related accrued interest, warrants issued as compensation, estimated useful life of equipment, and a 100% valuation allowance for deferred taxes due to the Company's continuing and expected future losses.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At March 31, 2008, the balance exceeded the federally insured limit by $185,328.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

Equipment

Equipment is stated at cost, less accumulated depreciation on a straight-line basis over the estimated useful life, which is five years.

Net loss per share

Basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted earnings per share is computed by dividing net income by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. At March 31, 2008, the Company had 1,650,000 warrants that could potentially dilute future earnings per share; however, a separate computation of diluted loss per share is not presented, as these common stock equivalents would be anti-dilutive.

Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amount reported in the balance sheet for prepaid expenses, accounts payable and accrued expenses approximates its fair market value based on the short-term maturity of these instruments.

Segment information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." During 2008, the Company only operated in one segment; therefore, segment information has not been presented.


Stock-based compensation

All share-based payments to employees is recorded and expensed in the statement of operations as applicable under SFAS No. 123R, "Share-Based Payment". The Company has not issued any stock based compensation since inception to employees.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

Non-employee stock based compensation

Stock-based compensation awards issued to non-employees for services are recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services" ("EITF 96-18"). The Company has issued stock warrants to third party investors and a third party placement agent (See Note 5).

Derivative Liabilities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," requires bifurcation of embedded derivative instruments and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. Derivative liabilities are adjusted to reflect fair value at each period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are valued using the Black-Scholes option-pricing model. At March 31, 2008, we had no such derivative instruments.

Advertising costs

Advertising costs are expensed as incurred. Advertising expense totaled $2,840 for the period from November 15, 2007 (Inception) to March 31, 2008.

Income taxes

For the period November 15, 2007 (Inception) to January 6, 2008, the Company was taxed as an LLC and was treated as a pass through entity. On January 7, 2008, the Company became a "C" corporation. The Company accounts for income taxes under the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" under this method, deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

We adopted the provisions of FASB Interpretation No. 48; "Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109" ("FIN
48). FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

adjustments. At March 31, 2008, we did not record any liabilities for uncertain tax position.

Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements", which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability. It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company does not expect SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, "The Fair Value Option for Financial Assets and Financial Liabilities", which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings. The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable. Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes. SFAS No. 159 is effective as of the beginning of the Company's 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51" (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent's ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent's ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, "Business Combinations" ("SFAS 141R"), which replaces FASB SFAS 141, "Business Combinations". This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition. SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

non-controlling interest in the acquired at the acquisition date, at their fair values as of that date. This compares to the cost allocation method previously required by SFAS No. 141. SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met. Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date. This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008. Early adoption of this standard is not permitted and the standards are to be applied prospectively only. Upon adoption of this standard, there would be no impact to the Company's results of operations and financial condition for acquisitions previously completed. The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a "plain vanilla" option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities--An Amendment of FASB Statement No. 133." ("SFAS 161"). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity's use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity's financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Going Concern - As Restated

As reflected in the accompanying financial statements, the Company has a net loss of $1,425,015 and net cash used in operations of $402,370 for the period ended March 31, 2008; and a deficit accumulated during the development stage of $1,425,015 at March 31, 2008. In addition, the Company is in the development stage and has not yet generated any revenues. The ability of the Company to continue as a going concern is dependent upon the Company's ability to further implement its business plan and to continue to raise funds through debt or equity raises. The financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 Restatement

In the original issuance of the financial statements as of March 31, 2008, and for the period from November 15, 2007 (inception) to March 31, 2008, the Company did not assign a fair value to the warrants issued to the investors in connection with the convertible notes and warrants sold by Perf-Go Green, Inc. in January and February 2008 as described in Note 8. Generally accepted accounting principles requires that a fair value be assigned to those warrants and that such amount be recorded as a debt discount and amortized over the life of the related debt. Since these convertible notes were converted to equity prior to the maturity of the convertible debt, the remaining debt discount is charged to interest expense. The Company has determined that the fair value of those warrants was approximately $669,300 as discussed further in Note 5. Accordingly, the prior financial statements have been restated as follows:

Balance Sheet as of March 31, 2008:
----------------------------------
                                         As originally           Restatement
                                           reported              adjustment             As restated
                                       ------------------     -------------------    -------------------
 Additional paid in capital                $   804,028              $  669,300            $ 1,473,328

 Deficit accumulated
   during the development
   stage                                   $  (755,715)             $ (669,300)           $(1,425,015)

 Total stockholders equity                 $    50,345              $        -            $    50,345

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Statement of Operations for the Period from
   November 15, 2007 (inception) to March 31, 2008:
   -----------------------------------------------

                                         As originally            Restatement
                                           reported               adjustment            As restated
                                       ------------------      ------------------    ---------------------
 Interest expense, net                     $  128,690               $  669,300            $   797,990

 Net loss                                  $ (755,715)              $ (669,300)           $(1,425,015)

 Net loss per share -
  basic and diluted                        $    (0.04)              $    (0.04)           $     (0.08)



  Statement of Cash Flows for the Period from
  November 15, 2007 (inception) to March 31, 2008:
  -----------------------------------------------

                                              As originally              Restatement
                                                 reported                adjustment               As restated
                                            -------------------      --------------------     ---------------------
Net loss                                       $(755,715)                $(669,300)              $(1,425,015)

Warrants issued as compensation in
connection with convertible debt funding         $42,697                 $ 669,300               $   711,997

Net cash used in operating activities          $(402,370)                $       -               $  (402,370)


A restated statement of changes in stockholders' equity is not presented as the components of the restatement have been shown on the balance sheet and statement of operations tables above.

Note 4 Equipment

At March 31, 2008, equipment consisted of the following:

                                         Useful Life
                                      --------------------------------------
   Computer equipment                      5 Years                $   2,545
   Less: accumulated depreciation                                       (85)
                                                          ------------------
                                                                  $   2,460
                                                          ==================

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Note 5 Convertible Debt Offering  - As Restated

On January 15, 2008, February 8, 2008 and February 28, 2008, respectively, the Company sold $350,000, $250,000 and $150,000, respectively, of convertible debt each with warrants. The terms for the debt and warrants were as follows:

 (A) Convertible Debt

     (1) Terms

          a.   Interest rate at 10%.
          b.   Secured by substantially all assets of the Company.
          c.   Due one year from issue date.
          d.   Conversion   -  all  debt  and  related   accrued   interest  was
               convertible at $0.50/share.

     (2) Conversion

     All debt and related accrued interest was converted on March 27, 2008. The Company issued 1,522,767 shares of common stock in exchange for $750,000 principal and $11,383 of accrued interest.

     (3) Debt Issue Costs

     In connection with raising these proceeds, the Company paid $75,000 as direct offering costs to the placement agent. These costs were initially capitalized as debt issue costs and were being amortized over the life of the related convertible debt instrument. Upon conversion of the debt on March 27, 2008, the remaining unamortized portion of debt issue costs was charged to interest expense on the statement of operations.

     (4) Beneficial Conversion Feature and Derivative Liability

     Pursuant to EITF No.'s 98-5 and 00-27 and APB No. 14, the Company determined that the exercise price of $0.50 was equivalent to the market price of $0.50 on each commitment date discussed above. The market price was determined based upon the conversion price of the debt as evidenced by the investors who converted their debt and related accrued interest in March 2008. The conversion price represented the best evidence of fair value as this was a privately held entity. As a result, no allocation of fair value was required for the convertible debt since its market price and conversion price were equivalent..

     The Company also determined that SFAS No. 133 and EITF 00-19 were not applicable, as the embedded conversion option did not require bifurcation and related fair value accounting.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


(B) Warrants

    (1) Terms

          a.   Exercise price - $0.75.
          b. Expected term - 1.5 years for the placement agent warrants and 5 years for the investor warrants.

     (2) Issuance

          a. The Company issued 1,500,000 warrants in the above debt offering. Each $1 of debt sold was accompanied by 2 stock warrants.
          b. The Company also issued, as a placement agent fee, 10% of the gross warrants sold with the convertible debt. Therefore, an additional 150,000 warrants were issued as additional compensation. The Company determined the valuation of these warrants by applying EITF 96-18 as follows:

     (3) Determining Fair Value

     Under EITF No. 00-19, for the 1,500,000 warrants sold to investors, the Company concluded that these warrants met the definition of a freestanding financial instrument that could be classified as equity. The detachable stock purchase warrants permit the holders to purchase an aggregate of 1,500,000 shares of common stock of the Company at a price of $0.75 until January 2013 (with respect to 700,000 shares) or February 2013 (with respect to 800,000 shares). The Company recorded a fair value of $669,300 to debt issue costs, and then upon conversion of the related convertible debt in March 2008, expensed the remaining unamortized debt issue costs to interest expense. (See Note 3)

     For the 150,000 placement agent warrants, the Company estimates the fair value of stock warrants granted using the Black-Scholes option-pricing model. The fair value of this warrant compensation to the placement agent was $42,697 and was charged to interest expense upon each commitment date for services rendered in the form of a direct debt offering cost. The Company's determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding the number of highly subjective variables.

     The fair value of these aggregate 1,650,000 warrant grants for the period from November 15, 2007 (Inception) to March 31, 2008 was estimated using the following weighted- average assumptions:


  Risk free interest rate                            1.90 - 2.70 %
  Expected term (in years)                               1.5 - 5
  Expected dividend yield                                      0 %
  Expected volatility of common stock                        150 %
  Estimated annual forfeitures                                 0 %

See Note 7 for additional warrant disclosure.

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Note 6 Commitments and Related Party Transactions
-------------------------------------------------

During January 2008, the Company's CEO contributed $100 for general corporate activities. The Company recorded this as contributed capital.

Effective January 1, 2008, the Company entered into four separate three-year employment agreements with its senior management. The agreements provided for salaries ranging from $75,000 - $175,000 per annum. Each of these individuals will be entitled to annual increase of 20% per annum over the term of the initial term of the employment agreement. There is additional compensation that can be earned given certain milestones.

The Company's Chief Operating Officer and Chief Marketing Officer have subleased certain office space to the Company. For the period from November 15, 2007 (Inception) to March 31, 2008, the Company was charged fair market value rent of $15,500. Each of these leases is month to month, and there is no committed arrangement. Beginning April 2008, monthly rent will be approximately $9,500/month.

A director of our Company is the officer of a manufacturer that the Company has entered into an agreement with. The terms require the Company to purchase a minimum amount of products on a monthly basis. The minimum requirement is not required to be met until October 2008.

Note 7 Stockholders' Equity
---------------------------

On January 15, 2008, the Company issued 18,800,000 shares of common stock to its founders, having a fair value of $1,880 ($0.0001/ share), for pre-incorporation services rendered.

A summary of warrant activity at March 31, 2008 is as follows:

                         Number of Warrants      Weighted Average Exercise Price
                         ------------------      -------------------------------
Granted                       1,650,000             $          0.75
Exercised                             -                           -
Forfeited                             -                           -
Cancelled                             -                           -
Balance - March 31, 2008      1,650,000             $          0.75
                              =========

All outstanding warrants are fully vested and exercisable.

                           Warrants Outstanding/Exercisable
                           --------------------------------

Range of Exercise Price      Number Outstanding/Exercisable    Weighted Average Remaining
-----------------------      ------------------------------    --------------------------
                                                                    Contractual Life
                                                                    ----------------

        $0.75                          1,650,000                        4.88 years

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Note 8 Income Taxes - As Restated
---------------------------------

SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

The Company has a net operating loss carryforward for tax purposes totaling $701,602 at March 31, 2008, expiring through the year 2028. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally greater than a 50% change in ownership). Temporary differences, which give rise to a net deferred tax asset, are as follows:

Significant deferred tax assets at March 31, 2008 are as follows:

Gross deferred tax assets:
  Net operating loss carryforwards                      $315,944
                                                    -------------
  Total deferred tax assets                              315,944
  Less: valuation allowance                             (315,944)
                                                    -------------
    Net deferred tax asset recorded                    $       -
                                                    =============

The valuation allowance at January 7, 2008 (Inception of the "C" corporation) was $0. The net change in valuation allowance during the period ended March 31, 2008, was an increase of $315,944. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of March 31, 2008.

The actual tax benefit differs from the expected tax benefit for the period ended March 31, 2008 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes and 16.72 % for New York State/City income taxes, a blended rate of 45.03%) as follows:


Expected tax expense (benefit) - Federal - As restated            $ (403,520)
Expected tax expense (benefit) - State/City - As restated           (238,191)
Non-deductible stock and warrant compensation - As restated          321,472
Meals and entertainment                                                4,295
Change in valuation allowance                                        315,944
                                                                ---------------
Actual tax expense (benefit)                                      $        -
                                                                ===============

                               Perf-Go Green, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2008


Note 9 Subsequent Event
-----------------------

In April 2008, the Company entered into a one-year agreement with a third party to provide public relations services. The Company is required to pay
$12,000/month over the term of the agreement as well as certain related expenses.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Perf-Go Green Holdings, Inc.


August 15, 2008                                     By:  /s/ Anthony Tracy
                                                       -------------------------
                                                       Anthony Tracy
                                                       Chief Executive Officer